This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at ThriventFunds.com. You can also get this information at no cost by calling 800-847-4836 or by sending an email request to ContactUs@ThriventFunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 1, 2016, as supplemented February 29, 2016, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Thrivent Municipal Bond Fund

TMBIX

Investment Objective

Thrivent Municipal Bond Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.48%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years

$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal bonds, the income of which is exempt from federal income taxation. The Fund may count securities that generate income subject to the alternative minimum tax toward the 80% investment requirement.

The Fund’s Adviser uses fundamental, quantitative, and technical investment research techniques to determine what municipal bonds to buy and sell. At the time of purchase, the Adviser generally buys investment-grade municipal bonds or unrated bonds it determines to be of comparable quality. The Fund may also invest in mutual funds that are only offered to the Fund and its affiliates and that do not charge an investment advisory fee.

Principal Risks

The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The Fund’s performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, decline in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.

Credit Risk. Credit risk is the risk that an issuer of a bond to which the Fund’s portfolio is exposed may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the value of the Fund.

Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Some municipal bonds may be repaid prior to maturity if interest rates decrease. Changes by the

Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, which has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

Tax Risk. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Since the Fund may invest in municipal securities subject to the federal alternative minimum tax without limitation, the Fund may not be suitable for investors who already are or could be subject to the federal alternative minimum tax.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility and Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Barclays Municipal Bond Index, which is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. Call (800) THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

How a fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Best Quarter:	Q3 ‘09	+6.26%
Worst Quarter:	Q4 ‘10	-4.51%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2015)
Thrivent Municipal Bond Fund	1 Year	5 Years	10 Years
Class S (before taxes)	3.36%	5.61%	4.71%
(after taxes on distributions)	3.35%	5.60%	4.69%
(after taxes on distributions and redemptions)	3.50%	5.28%	4.62%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	3.30%	5.35%	4.72%

Management

Investment Adviser(s)

The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).

Portfolio Manager(s)

Janet I. Grangaard, CFA has served as portfolio manager of the Fund since 2002. She has been with Thrivent Financial since 1988 and has served as a portfolio manager since 1994.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.

The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for regular accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.

You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone (800) THRIVENT (847-4836), the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.

Tax Information

The Fund generally intends to distribute tax-exempt income, although it may also make distributions that are taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4321 North Ballard Road, Appleton, WI 54919-0001

WE’RE LISTENING TO YOU!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this Summary Prospectus, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

CONTACT THRIVENT MUTUAL FUNDS

Phone: 800-847-4836 Fax: 866-278-8363 Web: ThriventFunds.com Email: ContactUs@ThriventFunds.com	New Applications: Thrivent Mutual Funds PO Box 219347 Kansas City, Missouri 64121-9347 Additional Investments: Thrivent Mutual Funds PO Box 219334 Kansas City, Missouri 64121-9334	Redemptions, Exchanges, or Other Requests: Thrivent Mutual Funds PO Box 219348 Kansas City, Missouri 64121-9348 Express Mail: Thrivent Mutual Funds 330 West 9th Street Kansas City, Missouri 64105

Securities offered through Thrivent Distributors, LLC, 625 Fourth Avenue South, Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.

1940 Act File No. 811-5075